UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 21, 2005



                              INSIGHT MIDWEST, L.P.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                     333-33540                  13-4079232
(State of incorporation)       (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

     Insight Midwest Holdings, LLC ("Midwest Holdings"), a wholly owned subsidiary of Insight Midwest, L.P., holds all of the outstanding equity of each of the operating subsidiaries and serves as borrower under a $1.975 billion credit facility (the "Midwest Holdings Credit Facility").

     As of July 21, 2005, the Midwest Holdings Credit Facility was amended, among other things, (i) to refinance the existing $1.1 billion Term B loan facility by reducing the applicable margins for LIBOR rate borrowings and (ii) to adjust the maximum total leverage ratio covenant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INSIGHT MIDWEST, L.P.



Dated: July 27, 2005                   By: /s/ Elliot Brecher
                                           --------------------------------
                                            ELLIOT BRECHER
                                            Senior Vice President
                                               and General Counsel